Division of Securities
Utah Department of Commerce
160 East 300 South, 2nd Floor
Box 146760
Salt Lake City, UT 84114-6760
Telephone: (801) 530-6600
FAX: (801)530-6980

**BEFORE THE DIVISION OF SECURITIES
OF THE DEPARTMENT OF COMMERCE
OF THE STATE OF UTAH**

IN THE MATTER OF:	**STIPULATION AND CONSENT ORDER**
PROLUNG INC,	**Docket No. SD-19-0014**
JARED BAUER,	Docket No. SD-19-0015
CLARK A. CAMPBELL,	Docket No. SD-19-0016
TIM TREU,	Docket No. SD-19-0017
TODD MARK MORGAN,	Docket No. SD-19-0018
ROBERT W. RAYBOULD,	Docket No. SD-19-0019
Respondents.	

The Utah Division of Securities ("Division"), by and through its Director of Enforcement, Dave Hermansen, and Respondent ProLung Inc. ("ProLung") hereby stipulate and agree as follows:

1. ProLung, ProLung's current CEO, as well as certain current and former members of its board of directors were the subject of an investigation by the Division into allegations that they violated the Utah Uniform Securities Act ("Act"), Utah Code Ann. §61-1-1 (securities fraud) and §61-1-3(1) (unlicensed activity) while engaged in the offer and/or sale of securities in or from Utah.

2. On or about April 23, 2019, the Division initiated an administrative action against ProLung, Jared Bauer ("Bauer"), Clark A. Campbell ("Campbell"), Tim Treu ("Treu"), Todd Mark Morgan ("Morgan"), and Robert W. Raybould ("Raybould"), by filing an Order to Show Cause.

3. On November 7, 2019, the Utah Securities Commission approved four separate Stipulation and Consent Orders entered into between the Division and Campbell, Treu, Morgan and Raybould. The entry of those orders fully resolved all claims the Division had against Campbell, Treu, Morgan and Raybould.

4. ProLung hereby agrees to settle this matter with the Division by way of this Stipulation and Consent Order ("Order"). If entered, the Order will fully resolve all claims the Division has against ProLung pertaining to the Order to Show Cause. And if entered, the Division, ProLung and Bauer, agree to promptly file a stipulation and joint motion to dismiss ProLung and Bauer from this administrative action, with respect to Count I of the Order to Show Cause alone.

5. ProLung admits that the Division has jurisdiction over it and over the subject matter of this action.

6. ProLung hereby waives any right to a hearing to challenge the Division's evidence and present evidence on its behalf.

7. ProLung has read this Order, understands its contents, and voluntarily agrees to the entry of the Order as set forth below. No promises or other agreements have been made by the Division, nor by any representative of the Division, to induce ProLung to enter into this Order, other than as described in this Order.

8. ProLung is represented by attorneys Chad S. Pehrson and Stephen Mouritsen from Parr Brown Gee & Loveless and is satisfied with the legal representation it has received.

FINDINGS OF FACTS

THE RESPONDENTS

9. ProLung is a corporation registered with the Delaware Division of Corporations on November 22, 2004. ProLung's headquarters are located in Salt Lake City, Utah. Jared Bauer ("Bauer") has been the CEO of ProLung since October 2, 2019, and was the interim CEO from September 2018 to October 2, 2019. From November 2004 to June 2018, Steve Eror ("Eror") was the CEO of ProLung. ProLung is in the business of developing and deploying medical devices and procedures specializing in the immediate, non-invasive evaluation of indeterminate masses seen in CT and radiography scans. ProLung's principal activities include: research and development, product prototyping, securing strategic alliances, and obtaining corporate financing.

10. One device that ProLung developed, tested, and began the process to commercialize recently is its non-invasive lung cancer diagnostic test, the "Electro Pulmonary Nodule Scan" ("EPN Scan"). According to ProLung's 2014 10Q report filed with the U.S. Securities and Exchange Commission ("SEC"), in April 2013 ProLung entered into an agreement to license this technology to a distributor in China. In May 2013, ProLung received the "CE Mark" in Europe, permitting the marketing of the EPN scan in the

European Union ("EU") and other countries.[1] In addition, ProLung has submitted corporate notice filings with the Division.[2]

GENERAL ALLEGATIONS

11. The Division's investigation of this matter revealed that from approximately February 2012 to March 2014, while conducting business in or from the state of Utah, ProLung's board of directors ("BOD") members Campbell, Treu, Morgan, and Raybould offered and sold investment opportunities to at least 33 investors, and raised approximately $1,563,000 in connection therewith.

12. In connection with the offer and/or sale of securities, from 2012 to 2014, ProLung BOD members Campbell, Treu, Morgan, and Raybould received compensation for soliciting investors on behalf of ProLung by issuing themselves stock certificates valued at $.50 per share.

13. In addition to the $1,563,000 raised by BOD members Campbell, Treu, Morgan, and Raybould, ProLung raised $8.2 million in an oversubscribed private placement transaction between 2016 through 2017.

14. The investment opportunities offered and sold by ProLung, Campbell, Treu, Morgan, and Raybould were stocks and debentures.

15. Stocks and debentures are securities under §61-1-13 of the Act.

16. To date, shareholders solicited by BOD members Campbell, Treu, Morgan, and Raybould invested at least $1,563,000 in principal alone in ProLung stock. Additionally,

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[1]*See ProLung's website,* http://prolunginc.com/quality/. CE marketing is the medical device manufacturer's claim that a product meets the essential requirements of all relevant European medical device directives, and allows the ProLung device to be sold in EU member states. The directives outline the safety and performance requirements for medical devices in the EU.

[2] *See* Division filing numbers, B01428622, B01464333, B01646762

ProLung raised at least $20 million in total over the life of the company.

PROLUNG INVESTMENT

THE SOLICITATIONS

17. Between 2012 to 2014, members of the ProLung BOD, Campbell, Treu, Morgan, and Raybould solicited approximately $1,563,000 from at least 33 investors to invest in ProLung.

18. BOD members Campbell, Treu, Morgan, and Raybould were not securities licensed during their solicitations to investors, or when they received compensation for the sale of securities.

PROLUNG BOARD OF DIRECTORS

STOCK GRANT VOTE

19. On or about April 29, 2014, the ProLung BOD circulated a consent agreement amongst ProLung BOD members to vote regarding the issuance of 582,102 ProLung stock certificates to select members of the ProLung BOD in connection with "financing services provided" by those select BOD members. The consent agreement was circulated by email in lieu of holding a special BOD meeting.[3]

20. According to the consent agreement, 582,102 shares were to be distributed to the following: 216,000 shares granted to Raybould; 16,350 shares granted to Eror; 63,750 shares granted to Treu; 193,500 shares granted to Campbell; and 97,500 shares granted to Morgan.

21. The stock grant was intended to compensate those members of the ProLung BOD who

[3] The consent agreement was addressed to "Members of the Board of Directors Freshmedx". Freshmedx is a DBA and the former entity name of ProLung.

raised approximately $1,563,000 in investor funds from approximately February 2012 to March 2014.

22. The members of the BOD who received the consent agreement included: Wayne Adams ("Adams"), Eror, Raybould, Dennis Tulane ("Tulane"), Campbell, Morgan, Treu, and Nathan Wade ("Wade").

23. Six of the eight BOD members voted in favor of issuing common stock grants to Eror, Raybould, Campbell, Morgan, and Treu for financing services provided to ProLung. Adams, Tulane, and Wade did not receive compensation for soliciting ProLung investors.

STOCK TRANSFER

24. On or about April 29, 2014, ProLung issued the following stock grants to select members of the ProLung BOD:[4]

a. 216,000 shares granted to Raybould valued at $.50 per share or $108,000;

b. 16,350 shares granted to Eror valued at $.50 per share or $8,175;

c. 63,750 shares granted to Treu valued at $.50 per share or $31,875;

d. 193,500 shares granted to Campbell valued at $.50 per share or $96,750; and

e. 97,500 shares granted to Morgan valued at $.50 per share or $48,750.

25. Subsequent to issuance of the shares referenced above,ProLung was informed by counsel in 2014of potential consequences for ProLung employing unlicensed agents and individuals receiving the shares as compensation directly for sale of securities without a securities license, as opposed to receiving shares as compensation for generalized board service. Subsequently, no further shares were issued as compensation for fundraising. Mr. Eror returned his shares to the Company. However, Raybould, Treu, Campbell and

[4] On or about December 1, 2017, ProLung initiated a 1 for 8 reverse stock split. The amount of shares held by the BOD decreased, the price per share increased to $4 per share, but the overall value of the shares remained the same.

Morgan did not return their shares to the Company. ProLung did not disclose the potential licensing violation until on or about December 3, 2018, in its Note Purchase Agreements. As described above, those individuals have entered into Stipulation & Consent Orders with the Division of Securities, which Orders provide for various remedies, including ceasing and desisting any violations of the Utah Securities Act, bars from the securities industry, cooperation with the Division, the return of shares to the Company's treasury, and monetary fines.

CONCLUSIONS OF LAW

Unlicensed Activity under § 61-1-3(2)(a) of the Act

26. In violation of §61-1-3(2)(a) of the Act, ProLung acted as an issuer at the time of the offerings, and employed former ProLung BOD members Campbell, Treu, and Morgan, and current ProLung BOD member Raybould, as unlicensed agents of ProLung to offer and sell securities on behalf of ProLung.

REMEDIAL ACTIONS/SANCTIONS

27. ProLung admits the Division's Findings of Fact and Conclusions of Law, and consents to the below sanctions being imposed by the Division.

28. ProLung represents that the information it has provided to the Division as part of its investigation is accurate and complete.

29. ProLung agrees to cease and desist from violating the Act and to comply with the requirements of the Act in all future business in the state of Utah.

30. ProLung agrees to disclose the contents of this Order to investors and prospective investors in all future capital raising efforts and disclosure documents of ProLung.

31. Pursuant to Utah Code Ann. §61-1-20, and in consideration of the factors set forth in Utah Code Ann. §61-1-31, the Division imposes a total fine amount of $55,000 against ProLung. ProLung agrees to pay $20,000 of the fine to the Division within five (5) days following entry of this Order. ProLung agrees to pay the remaining $35,000 of the fine to the Division in equal quarterly payments within twenty-four (24) months following entry of this Order. The first quarterly payment of $4,375 will be due January 30, 2020.

FINAL RESOLUTION

32. ProLung acknowledges that this Order, upon approval by the Utah Securities Commission ("Commission"), shall be the final compromise and settlement of this matter. ProLung acknowledges that the Commission is not required to approve this Order, in which case the Order shall be null and void and have no force or effect. In the event the Commission does not approve this Order, however, ProLung expressly waives any claims of bias or prejudgment of the Commission, and such waiver shall survive any nullification.

33. If ProLung materially violates any term of this Order, after notice and an opportunity to be heard before an administrative judge solely as to the issue of a material violation, ProLung consents to entry of an order in which the total fine amount is increased by 20% and any fine payments owed by ProLung become immediately due and payable. Notice of the violation will be provided to ProLung at its last known address, and to its counsel

if it has one. If ProLung fails to request a hearing within ten (10) days following the notice, there will be no hearing and the order granting relief will be entered.

34. In addition, the Division may institute judicial proceedings against ProLung in any court of competent jurisdiction and take any other action authorized by the Act or under any other applicable law to collect monies owed by ProLung or to otherwise enforce the terms of this Order. ProLung further agrees to be liable for all reasonable attorneys' fees and costs associated with any collection efforts pursued by the Division, plus the judgment rate of interest.

35. ProLung acknowledges that the Order does not affect any civil or arbitration causes of action that third-parties may have against it arising in whole or in part from its actions, and that the Order does not affect any criminal causes of action that may arise as a result of the conduct referenced herein. ProLung also acknowledges that any civil, criminal, arbitration or other causes of actions brought by third-parties against it has no effect on, and does not bar this administrative action by the Division against it.

36. This Order constitutes the entire agreement between the parties herein and supersedes and cancels any and all prior negotiations, representations, understandings, or agreements between the parties. There are no verbal agreements which modify, interpret, construe, or otherwise affect this Order in any way. Upon entry of the Order, any further scheduled hearings involving ProLung are canceled. The Order may be docketed in a court of competent jurisdiction.

Dated this 6 day of January, 2019 20

Dave R. Hermansen

Director of Enforcement
Utah Division of Securities

Dated this 6th day of January, 2019

ProLung, Inc.

By: ____________________
Jared Bauer, Chief Executive Officer

Approved:

Jennifer Korb
Assistant Attorney General
Counsel for the Division

Approved:

Chad S. Pehrson
Counsel for Respondent ProLung, Inc.

ORDER

IT IS HEREBY ORDERED THAT:

1. The Division's Findings and Conclusions, which ProLung admits, are hereby entered.
2. ProLung shall cease and desist from violating the Act and comply with the requirements of the Act in all future business in the state of Utah.
3. ProLung shall disclose the contents of this Order to investors and prospective investors in all future capital raising efforts and disclosure documents of ProLung.
4. Pursuant to Utah Code Ann. §61-1-20, and in consideration of the factors set forth in Utah Code Ann. §61-1-31, ProLung shall pay a fine of $55,000 to the Division pursuant to the terms set forth in paragraph 31.

BY THE UTAH SECURITIES COMMISSION:

DATED this 9th day of January, 2020

Lyndon L. Ricks

Lyle White

Peggy Hunt

Gary Cornia

Brent Cochran

CERTIFICATE OF SERVICE

I certify that on the 9th day of Jan, 2020, I provided a true & correct copy via email, (*standard* USPS) mail, & Certified Mail of the **Stipulation & Consent Order** to:

Respondents

ProLung, Inc., through counsel
Robert S. Clark
rclark@parrbrown.com
Chad S. Pehrson
cpehrson@parrbrown.com
Stephen C. Mouritsen
smouritsen@parrbrown.com

Parr Brown Gee & Loveless
101 South 200 East, Suite 700
Salt Lake City, UT 84111

Jared Bauer, through counsel
Mark J. Griffin
757 E. South Temple #150
Salt Lake City, UT 84102
mjgriffins@gmail.com

The Division

Bruce Dibb, Administrative Law Judge
Department of Commerce
bdibb@utah.gov

Thomas M. Melton, Assistant Attorney General
Utah Attorney General's Office
tmelton@agutah.gov

Jennifer Korb, Assistant Attorney General
Utah Attorney General's Office
jkorb@agutah.gov

Dave R. Hermansen, Director of Enforcement
Utah Division of Securities
dhermans@utah.gov

7015 0640 0004 7575 5729

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Sent To **Respondents for ProLung, Inc**
Street and Apt. No. Parr Brown Gee & Loveless
101 South 200 East, Suite 700
City, State, ZIP+4® Salt Lake City, UT 84111
PS Form 3800, April 2015 PSN 7530-02-000-9047 See Reverse for Instructions

7015 0640 0004 7575 5774

U.S. Postal Service™
CERTIFIED MAIL® RECEIPT
Domestic Mail Only
For delivery information, visit our website at www.usps.com®.
OFFICIAL USE
Certified Mail Fee
$
Extra Services & Fees (check box, add fee as appropriate)
[X] Return Receipt (hardcopy) $
[ ] Return Receipt (electronic) $
[ ] Certified Mail Restricted Delivery $
[ ] Adult Signature Required $
[ ] Adult Signature Restricted Delivery $
Postage
$
Total Postage and Fees
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Postmark Here
Sent To **Mark J. Griffin**
(Attorney for Jared Bauer)
Street and Apt. No. 757 E. South Temple #150
City, State, ZIP+4® Salt Lake City, UT 84102
PS Form 3800, April 2015 PSN 7530-02-000-9047 See Reverse for Instructions

Sabrina Afridi

Sabrina Afridi, Administrative Assistant